EXHIBIT 16

                           LETTER OF ERNST & YOUNG LLP

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July 26, 2004

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Gentlemen:

We have read Item 4 of Form 8-K dated July 26, 2004 of Corporate Realty Income Fund I, L.P. and are in agreement with the statements contained therein, except we have no basis to agree or disagree with the second clause of the last sentence of the third paragraph.

                                                     /s/ Ernst & Young LLP